EXHIBIT 99.1
NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-3376
ASHFORD HOSPITALITY TRUST REPORTS FOURTH QUARTER RESULTS
DALLAS — (March 7, 2007) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the fourth quarter ended December 31, 2006. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit include the Company’s 66 hotels owned as of December 31, 2006, which excludes 15 hotel assets held for sale as of that date. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2006, with the fourth quarter ended December 31, 2005. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	Total revenue increased 45% to $143.5 million

•	Net income available to common shareholders increased to $7.9 million from a loss of $7.7 million

•	Diluted net income available to common shareholders increased to $0.09 per share from a loss of $0.18 per share

•	Adjusted funds from operations (AFFO) increased 50% to $25.5 million, or $0.27 per share

•	Cash available for distribution (CAD) increased 49% to $21.5 million, or $0.23 per share

•	Declared quarterly common dividend of $ 0.20 per diluted share

•	Dividend coverage in 2006 reaches 124% of CAD
STRONG INTERNAL GROWTH
•	Proforma RevPAR increased 10.3% for hotels not under renovation on an 8.3% increase in ADR to $129.41 and a 132-basis point improvement in occupancy

•	Proforma RevPAR increased 8.7% for all hotels on an 8.3% increase in ADR to $127.88 and a 27-basis point improvement in occupancy

•	Proforma same-property hotel operating profit for hotels not under renovation improved 15.5%

•	Proforma same-property hotel operating profit margins for hotels not under renovation improved 206 basis points
CAPITAL RECYCLING AND ASSET ALLOCATION
•	Capex invested in fourth quarter and in 2006 totaled $18 million and $48 million, respectively

•	Capital recycling (16 hotels and two office buildings) projected to generate $170 million in gross proceeds and net pre-tax gain of $33 million, or $0.35 per diluted share in 2007

•	Two asset dispositions completed to date in 2007: Marriott Trumbull in Trumbull, CT, and Fairfield Inn by Marriott in Princeton, IN

14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600
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AHT Announces Fourth Quarter Results

March 7, 2007
EXTERNAL GROWTH CONTINUES TO ENHANCE RETURNS
•	Total enterprise value increased to $2.2 billion at December 31, 2006

•	Mezzanine and first mortgage loan portfolio totaled $103 million at December 31, 2006, with an average annual unleveraged yield of 13.2%

•	Acquired Westin O’Hare in Rosemont, IL for $125 million in cash

•	Acquired seven-hotel portfolio of upper-upscale, full-service hotels for $267.2 million in cash

•	Closed on two mezzanine loans totaling $11 million secured by the Hilton Suites Galleria and Wyndham Dallas North in Dallas, TX

•	Announced the acquisition of a 51-hotel portfolio of upper-upscale and premium selective service hotels for $2.4 billion
PORTFOLIO REVPAR GROWTH
As of December 31, 2006, the Company had a portfolio of direct hotel investments consisting of 66 properties classified in continuing operations. During the fourth quarter, 55 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 66 hotels) and proforma not-under-renovation basis (55 hotels) is a measure that reflects a meaningful and more focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 66 hotels. Details of each category are provided in the tables attached to this release.
•	RevPAR growth by region was led by: New England (2 hotels) with a 47.4% increase; West South Central (5) with 31.6%; Mountain (5) with 14.4%; Pacific (10) with 12.6%; East North Central (8) with 12.4%; Middle Atlantic (4) with 11.3%; West North Central (3) with 8.5%; South Atlantic (27) with 0.8%; and East South Central (2) with a 2.7% decrease.

•	RevPAR growth by brand was led by: Radisson (4 hotels) with a 27.2% increase; Hilton (23) with 15.6%; Starwood (5) with 15.3%; InterContinental (2) with 13.4%; independents (2) with 9.6%; Hyatt (2) with 3.6%; and Marriott (28) with 2.0%.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For all 66 hotels as of December 31, 2006, Proforma Hotel EBITDA (adjusted as if all hotels were included in both periods) increased 11.1% to $41.3 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) improved 134 basis points to 26.1%.
Ashford believes year-over-year Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period.
As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma EBITDA margin. For example, on May 3, 2006, Ashford reported Proforma EBITDA margins for the first quarter 2006 and 2005 for the Company’s 64 core hotels that averaged 28.9%. The Company’s current core portfolio contains 66 hotels, eight of which are new from first quarter 2006. Proforma Hotel EBITDA margin for these current core hotels for the first quarter 2006 and 2005 averages 27.0%. Based upon the current share count, each 60 basis point change to EBITDA margin for the current 66 core hotels affects quarterly FFO by approximately $0.01 per share. The range of current published first quarter 2007 EBITDA margins are well above the average proforma results for the previous two first quarters for the current core portfolio. Investors and analysts are encouraged to carefully consider our seasonality table when forecasting our quarterly results. Details of the quarterly calculations for the past two years for the current core portfolio are provided in tables attached to this release.
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AHT Announces Fourth Quarter Results

March 7, 2007
Monty J. Bennett, President and CEO, commented, “The results generated by our portfolio continue to demonstrate the value added by the over $86 million of renovations we have completed over the past two years as well as the underlying strength of our markets and their favorable supply and demand balance. By remaining an active capital recycler, we have been able to narrow the focus of our portfolio on the segments, brands, managers and markets that meet our target return and performance goals. The end result has been our strong performance in terms of RevPAR and margin improvement.”
FINANCING ACTIVITY
At December 31, 2006, the Company’s net debt, defined as total debt less cash, to total enterprise value, defined as net debt plus the market value of all common shares, preferred shares and operating partnership units outstanding, was 45% based upon the Company’s closing stock price of $12.45. As of December 31, 2006, the Company’s $1.1 billion debt balance consisted of 78% of fixed-rate debt, with a total weighted average interest rate of 5.9%. The Company’s weighted average fixed-rate debt maturity is 8 years.
FOURTH QUARTER INVESTMENT ACTIVITY
On November 9, 2006, the Company acquired the Westin O’Hare hotel property in Rosemont, Illinois, from JER Partners for approximately $125.0 million in cash. To fund this acquisition, the Company used cash available on its balance sheet and proceeds from a 10-year fixed-rate $101.0 million mortgage loan executed on November 16, 2006. The loan bears interest at 5.81% and is paid interest only for the first five years.
On December 7, 2006, the Company acquired a seven-property hotel portfolio from a partnership of affiliates of Oak Hill Capital Partners, The Blackstone Group, and Interstate Hotels and Resorts for approximately $267.2 million in cash. Of the seven acquired hotels, five are considered core hotels while two are considered non-core hotels, which the Company intends to sell. To fund this acquisition, the Company used cash available on its balance sheet, and proceeds from a 5-year floating-rate $212.0 million mortgage loan executed on December 7, 2006. The loan bears interest at LIBOR plus 172 basis points.
On December 27, 2006, the Company closed on a $7.0 million mezzanine loan receivable on the Hilton Suites Galleria, due December 2009. The loan bears interest at a rate of LIBOR plus 650 basis points for a term of three years with two one-year extension options; is interest only and locked from prepayment for the first 18 months.
On December 27, 2006, the Company closed on a $4.0 million mezzanine loan receivable on the Wyndham Dallas North, due December 2009. The loan bears interest at a rate of LIBOR plus 575 basis points for a term of three years with two one-year extension options; is interest only and locked from prepayment for the first 18 months.
SUBSEQUENT INVESTMENT ACTIVITY
On January 18, 2007, the Company entered into a definitive agreement to acquire a 51-property hotel portfolio from CNL Hotels and Resorts, Inc. (“CHR”) for approximately $2.4 billion in cash. Pursuant to this agreement, the Company will own 100% of 33 properties and 70%-89% of 18 properties through existing joint ventures. The acquisition is subject to certain closing conditions including, among other things, approval by a majority of CHR’s outstanding common shareholders. To fund this acquisition, the Company intends to use committed debt and equity financing with a financial institution as well as assumptions of the seller’s existing debt. The components of the committed debt include approximately $1.2 billion of ten-year, fixed-rate debt at an estimated average blended interest rate of 5.95%,
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AHT Announces Fourth Quarter Results

March 7, 2007
approximately $340 million of three-year, variable-rate debt with two one-year extension options at LIBOR plus 165 basis points, and approximately $325 million of one-year, variable-rate debt with one two-year extension option at an interest rate of LIBOR plus 150 basis points. The committed equity financing represents the anticipated sale of up to 8 million shares of Series C Cumulative Redeemable Preferred Stock for up to approximately $200 million at LIBOR plus 250 basis points. The assumed debt includes approximately $463 million of fixed-rate debt, representing ten fixed-rate loans with an average blended interest rate of 6.22% and expiration dates ranging from 2008 to 2025. The acquisition is expected to close in the second quarter of 2007.
On February 6, 2007, the Company sold its Marriott located in Trumbull, Connecticut, for approximately $28.3 million. As the Company acquired this property on December 7, 2006, no gain or loss was recognized on the sale.
On February 8, 2007, the Company sold its Fairfield Inn in Princeton, Indiana, for approximately $3.2 million. In connection with this sale, the Company expects to recognize a gain of approximately $1.4 million, the income tax effects of which will be deferred through a 1031 like-kind exchange.
INVESTMENT OUTLOOK
Mr. Bennett concluded, “With the transformational acquisition of the $2.4 billion, 51-hotel portfolio from CNL Hotels & Resorts on the near horizon, we are prepared to quickly assimilate these assets into our portfolio. As evidenced by our recent announcement regarding capital recycling efforts on $170 million of existing assets and plans for additional phases of capital recycling in 2007, we are also making good progress on our deleveraging strategy. Given the projected favorable operating environment for hotels, we expect continued execution of our portfolio management and internal growth strategies to produce favorable results in 2007.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call at 11:00 a.m. ET on March 8, 2007, to discuss the fourth quarter results. The number to call for this interactive teleconference is (913) 981-5584. A seven-day replay of the conference call will be available by dialing (719) 457-0820 and entering the confirmation number, 2646707.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2006 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com as well as on http://www.videonewswire.com/event.asp?id=37791 on March 8, 2007, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to fund our cash needs, including our ability to make cash distributions. However, management believes FFO,
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AHT Announces Fourth Quarter Results

March 7, 2007
AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, timing for closings, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in Ashford’s Registration Statement on Form S-3, (File Number 333-131878), and from time to time, in Ashford’s other filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	December 31,	December 31,
	2006	2005
ASSETS
Investment in hotel properties, net	$1,632,946	$1,106,668
Cash and cash equivalents	73,343	57,995
Restricted cash	9,413	27,842
Accounts receivable, net	22,081	21,355
Inventories	2,110	1,186
Assets held for sale	119,342	117,873
Notes receivable	102,833	107,985
Deferred costs, net	14,143	13,975
Prepaid expenses	11,154	9,662
Other assets	7,826	4,014
Intangible assets, net	—	1,181
Due from third-party hotel managers	15,964	12,274
Due from affiliates	757	476

Total assets	$2,011,912	$1,482,486

LIABILITIES AND OWNERS’ EQUITY
Indebtedness	$1,091,150	$908,623
Capital leases payable	177	453
Accounts payable	16,371	9,984
Accrued expenses	32,591	21,054
Dividends payable	19,975	13,703
Deferred income	294	338
Deferred incentive management fees	3,744	—
Unfavorable management contract liability	15,281	—
Due to third-party hotel managers	1,604	1,385
Due to affiliates	4,152	5,654

Total liabilities	1,185,339	961,194

Commitments and contingencies
Minority interest	109,864	87,969

Preferred stock, $0.01 par value:
Series B Cumulative Convertible Redeemable Preferred Stock, 7,447,865 issued and outstanding at December 31, 2006 and 2005, respectively	75,000	75,000
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 2,300,000 issued and outstanding at December 31, 2006 and 2005, respectively	23	23
Common stock, $0.01 par value, 200,000,000 shares authorized, 72,942,841 and 43,831,394 shares issued and outstanding at December 31, 2006 and 2005, respectively	729	438
Additional paid-in capital	708,420	403,919
Unearned compensation	—	(4,792)
Accumulated other comprehensive income	111	1,372
Accumulated deficit	(67,574)	(42,637)

Total owners’ equity	641,709	358,323

Total liabilities and owners’ equity	$2,011,912	$1,482,486

ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	Years Ended		Three Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
REVENUE
Rooms	$365,917	$235,951	$104,713	$75,098
Food and beverage	81,081	48,752	29,945	15,734
Other	17,312	12,062	5,187	3,894

Total hotel revenue	464,310	296,765	139,845	94,726

Interest income from notes receivable	14,858	13,323	3,341	3,836
Asset management fees from affiliates	1,266	1,258	331	318

Total Revenue	480,434	311,346	143,517	98,880

EXPENSES
Hotel operating expenses
Rooms	82,022	53,007	24,631	17,559
Food and beverage	60,146	36,886	21,116	11,964
Other direct	8,197	5,165	2,484	1,547
Indirect	137,298	91,531	41,765	29,807
Management fees	17,850	10,889	5,294	3,916

Total hotel expenses	305,513	197,478	95,290	64,793

Property taxes, insurance, and other	26,286	16,264	8,175	5,234
Depreciation and amortization	49,564	28,169	14,896	10,233
Corporate general and administrative:
Stock-based compensation	5,204	3,446	1,083	963
Other corporate and administrative	15,155	11,077	4,317	3,154

Total Operating Expenses	401,722	256,434	123,761	84,377

OPERATING INCOME	78,712	54,912	19,756	14,503

Interest income	2,917	1,027	852	300
Interest expense	(46,419)	(34,448)	(12,716)	(12,232)
Amortization of loan costs	(2,038)	(3,956)	(569)	(832)
Write-off of loan costs and exit fees	(788)	(5,803)	—	(5,652)
Loss on debt extinguishment	—	(10,000)	—	(7,743)

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	32,384	1,732	7,323	(11,656)
Benefit from income taxes	2,920	2,584	2,321	2,190
Minority interest	(4,274)	(887)	(387)	1,912

INCOME (LOSS) FROM CONTINUING OPERATIONS	31,030	3,429	9,257	(7,554)
Income from discontinued operations, net	6,766	6,008	1,404	2,554

NET INCOME (LOSS)	37,796	9,437	10,661	(5,000)
Preferred dividends	10,875	9,303	2,719	2,719

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$26,921	$134	$7,942	$(7,719)

Income (Loss) From Continuing Operations Per Share Available To Common Shareholders:
Basic	$0.33	$(0.15)	$0.09	$(0.24)

Diluted	$0.32	$(0.15)	$0.08	$(0.24)

Income From Discontinued Operations Per Share:
Basic	$0.11	$0.15	$0.02	$0.06

Diluted	$0.11	$0.15	$0.02	$0.06

Net Income (Loss) Per Share Available To Common Shareholders:
Basic	$0.44	$—	$0.11	$(0.18)

Diluted	$0.43	$—	$0.09	$(0.18)

Weighted Average Common Shares Outstanding:
Basic	61,713,178	40,194,132	71,781,641	43,145,657

Diluted	62,127,948	40,194,132	85,788,414	43,145,657

ASHFORD HOSPITALITY TRUST, INC.
EBITDA
(In Thousands)
(Unaudited)

	Year	Year	Three Months	Three Months
	Ended	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Net income	$37,796	$9,437	$10,661	$(5,000)

Add back:
Interest income	(2,917)	(1,027)	(852)	(300)
Interest expense and amortization of loan costs	48,457	38,404	13,285	13,064
Minority interest	5,277	2,425	417	(1,265)
Depreciation and amortization	52,863	30,286	15,743	11,101
Benefit from income taxes	(2,719)	(184)	(2,027)	(1,231)

	100,961	69,904	26,566	21,369

EBITDA	$138,757	$79,341	$37,227	$16,369

For the year ended December 31, 2006, EBITDA has not been adjusted to add back the write-off of loan costs of approximately $788,000 and the loss from reclassification from discontinued to continuing of approximately $863,000 or deduct the amortization of the unfavorable management contract liability of approximately $531,000.
For the year ended December 31, 2005, EBITDA has not been adjusted to add back the loss on debt extinguishment of approximately $10.0 million and the write-off of loan costs and exit fees of approximately $5.8 million.
For the three months ended December 31, 2006, EBITDA has not been adjusted to deduct the amortization of the unfavorable management contract liability of approximately $318,000.
For the three months ended December 31, 2005, EBITDA has not been adjusted to add back the loss on debt extinguishment of approximately $7.7 million and the write-off of loan costs and exit fees of approximately $5.7 million.
ASHFORD HOSPITALITY TRUST, INC.
FFO and Adjusted FFO
(In Thousands, Except Share And Per Share Amounts)
(Unaudited)

	Year	Year	Three Months	Three Months
	Ended	Ended	Ended	Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Net income available to common shareholders	$26,921	$134	$7,942	$(7,719)

Plus real estate depreciation and amortization	52,550	30,182	15,663	11,056
Remove minority interest	5,277	2,425	417	(1,265)

FFO available to common shareholders	$84,748	$32,741	$24,022	$2,072

Add back dividends on convertible preferred stock	5,958	4,386	1,490	1,490
Add back write-off of loan costs and exit fees	788	5,803	—	5,652
Add back loss on debt extinguishment	—	10,000	—	7,743
Add back loss from reclassification of discontinued to continuing	863	—	—	—

Adjusted FFO	$92,357	$52,930	$25,512	$16,957

Adjusted FFO per diluted share available to common shareholders	$1.13	$0.96	$0.27	$0.27

Diluted weighted average shares outstanding	81,884,419	55,149,994	93,236,279	61,869,686

ASHFORD HOSPITALITY TRUST, INC.
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Year		Year
	Ended		Ended
	December 31, 2006	(per diluted share)	December 31, 2005	(per diluted share)
Net income available to common shareholders	$26,921	$0.33	$134	$0.00
Add back dividends on convertible preferred stock	5,958	0.07	4,386	0.08

Total	$32,879	$0.40	$4,520	$0.08

Plus real estate depreciation and amortization	52,550	$0.64	30,182	$0.55
Remove minority interest	5,277	0.06	2,425	0.04
Plus stock-based compensation	5,204	0.06	3,446	0.06
Plus amortization of loan costs	2,038	0.02	3,956	0.07
Plus write-off of loan costs	788	0.01	5,803	0.11
Plus loss on debt extinguishment	—	0.00	10,000	0.18
Plus loss from reclassification of discontinued to continuing	863	0.01	—	0.00
Less debt premium amortization to reduce interest expense	(151)	(0.00)	(518)	(0.01)
Less capital improvements reserve	(18,369)	(0.22)	(11,429)	(0.21)

CAD	$81,079	$0.99	$48,385	$0.88

	Three Months		Three Months
	Ended		Ended
	December 31, 2006	(per diluted share)	December 31, 2005	(per diluted share)
Net income available to common shareholders	$7,942	$0.09	$(7,719)	$(0.12)
Add back dividends on convertible preferred stock	1,490	0.02	1,490	0.02

Total	$9,432	$0.10	$(6,229)	$(0.10)

Plus real estate depreciation and amortization	15,663	$0.17	11,056	$0.18
Remove minority interest	417	0.00	(1,265)	(0.02)
Plus stock-based compensation	1,083	0.01	963	0.02
Plus amortization of loan costs	569	0.01	832	0.01
Plus write-off of loan costs	—	—	5,652	0.09
Plus loss on debt extinguishment	—	—	7,743	0.13
Less debt premium amortization to reduce interest expense	(75)	(0.00)	(55)	(0.00)
Less capital improvements reserve	(5,552)	(0.06)	(4,198)	(0.07)

CAD	$21,537	$0.23	$14,499	$0.23

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(In Thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Years Ended			Three Months Ended
	December 31, 2006	December 31, 2005	% Variance	December 31, 2006	December 31, 2005	% Variance
REVENUE
Rooms (1)	$459,870	$422,243	8.91%	$116,415	$109,219	6.59%
Food and beverage	125,799	119,287	5.46%	36,319	34,708	4.64%
Other	23,408	23,302	0.45%	5,707	6,431	-11.26%

Total hotel revenue	609,077	564,832	7.83%	158,441	150,358	5.38%

EXPENSES
Hotel operating expenses
Rooms (1)	101,792	95,387	6.71%	26,610	25,630	3.82%
Food and beverage	90,888	85,972	5.72%	25,153	24,360	3.26%
Other direct	11,214	10,718	4.63%	2,860	2,686	6.48%
Indirect	172,749	161,985	6.65%	45,549	44,376	2.64%
Management fees, includes base and incentive fees	29,455	25,942	13.54%	8,096	8,027	0.86%

Total hotel operating expenses	406,098	380,004	6.87%	108,268	105,079	3.03%
Property taxes, insurance, and other	33,703	29,304	15.01%	8,888	8,106	9.65%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$169,276	$155,524	8.84%	$41,285	$37,173	11.06%

NOTE: The above pro forma table assumes the 66 hotel properties owned and included in continuing operations at December 31, 2006 were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Years Ended			Three Months Ended
	December 31, 2006	December 31, 2005	% Variance	December 31, 2006	December 31, 2005	% Variance
REVENUE
Rooms (1)	$417,408	$380,189	9.79%	$106,146	$98,346	7.93%
Food and beverage	118,782	112,995	5.12%	34,520	32,965	4.72%
Other	22,273	22,060	0.97%	5,435	6,030	-9.87%

Total hotel revenue	558,463	515,244	8.39%	146,101	137,341	6.38%

EXPENSES
Hotel operating expenses
Rooms (1)	92,603	86,600	6.93%	24,158	23,227	4.01%
Food and beverage	85,658	81,009	5.74%	23,830	23,006	3.58%
Other direct	10,604	10,244	3.51%	2,684	2,569	4.48%
Indirect	158,442	148,248	6.88%	41,619	40,739	2.16%
Management fees, includes base and incentive fees	26,902	23,635	13.82%	7,490	7,295	2.67%

Total hotel operating expenses	374,209	349,736	7.00%	99,781	96,836	3.04%

Property taxes, insurance, and other	30,963	26,910	15.06%	8,131	7,434	9.38%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$153,291	$138,598	10.60%	$38,189	$33,071	15.48%

NOTE: The above pro forma table assumes the 55 hotel properties owned and included in continuing operations at December 31, 2006 but not under renovation for the year and three months ended December 31, 2006 were owned as of the beginning of the periods presented.

(1)	On March 26, 2006, the Company converted its Radisson hotel in Ft. Worth, Texas, to a Hilton hotel, which resulted in a room count reduction from 517 to 294. Consequently, the increase in pro forma RevPAR exceeded the increase in pro forma room revenues for the year and three months ended December 31, 2006 compared to the same 2005 periods.

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2006	2005	% Variance	2006	2005	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

Room revenues (1)	$116,414,683	$109,218,959	6.59%	$459,869,722	$422,242,728	8.91%
RevPAR (1)	$89.76	$82.59	8.68%	$94.33	$85.50	10.32%
Occupancy	70.19%	69.92%	0.38%	74.59%	73.15%	1.96%
ADR	$127.88	$118.12	8.27%	$126.47	$116.88	8.20%

NOTE: The above pro forma table assumes the 66 hotel properties owned and included in continuing operations at December 31, 2006 were owned as of the beginning of the periods presented.

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2006	2005	% Variance	2006	2005	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

Room revenues (1)	$106,146,050	$98,345,972	7.93%	$417,407,933	$380,189,207	9.79%
RevPAR (1)	$92.31	$83.67	10.33%	$96.14	$86.31	11.38%
Occupancy	71.33%	70.01%	1.89%	75.17%	73.15%	2.77%
ADR	$129.41	$119.50	8.29%	$127.89	$118.00	8.39%

NOTE: The above pro forma table assumes the 55 hotel properties owned and included in continuing operations at December 31, 2006 but not under renovation for the three and twelve months ended December 31, 2006 were owned as of the beginning of the periods presented.

Excluded Hotels Under Renovation:

Residence Inn Evansville, Courtyard Columbus Tipton Lakes, SpringHill Suites Kennesaw, SpringHill Suites Jacksonville, Sea Turtle Inn Jacksonville, Courtyard Atlanta Alpharetta, Hilton Santa Fe, SpringHill Suites BWI Airport, SpringHill Suites Centreville, SpringHill Suites Gaithersburg, Courtyard Overland Park

(1) On March 26, 2006, the Company converted its Radisson hotel in Ft. Worth, Texas, to a Hilton hotel, which resulted in a room count reduction from 517 to 294. Consequently, the increase in pro forma RevPAR exceeded the increase in pro forma room revenues for the three and twelve months ended December 31, 2006 compared to the same 2005 periods.

ASHFORD HOSPITALITY TRUST, INC.
Pro Forma Hotel RevPAR by Region
(Unaudited)

			Three Months Ended		Twelve Months Ended		Percent
			December 31,		December 31,		Change in RevPAR
Region	Number of Hotels	Number of Rooms	2006	2005	2006	2005	Quarter	YTD
Pacific (1)	10	2,723	$97.17	$86.29	$100.99	$91.48	12.6%	10.4%
Mountain (2)	5	869	$93.39	$81.62	$97.79	$88.42	14.4%	10.6%
West North Central (3)	3	690	$80.00	$73.73	$85.55	$77.97	8.5%	9.7%
West South Central (4)	5	987	$91.99	$69.90	$91.00	$70.07	31.6%	29.9%
East North Central (5)	8	1,628	$78.88	$70.18	$83.42	$73.65	12.4%	13.3%
East South Central (6)	2	236	$77.54	$79.71	$83.83	$82.01	-2.7%	2.2%
Middle Atlantic (7)	4	853	$82.99	$74.55	$89.39	$80.71	11.3%	10.7%
South Atlantic (8)	27	5,036	$92.84	$92.14	$99.35	$93.88	0.8%	5.8%
New England (9)	2	300	$53.45	$36.27	$52.80	$42.71	47.4%	23.6%

Total Portfolio	66	13,322	$89.76	$82.59	$94.33	$85.50	8.7%	10.3%

(1)	Includes Alaska and California

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, and North Carolina

(9)	Includes Massachusetts

NOTE: The above pro forma table assumes the 66 hotel properties owned and included in continuing operations as of December 31, 2006 were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC.
Pro Forma Hotel RevPAR by Brand
(Unaudited)

			Three Months Ended		Twelve Months Ended		Percent
			December 31,		December 31,		Change in RevPAR
Brand	Number of Hotels	Number of Rooms	2006	2005	2006	2005	Quarter	YTD
Hilton	23	4,212	$90.02	$77.87	$92.80	$80.76	15.6%	14.9%
Hyatt	2	970	$95.82	$92.44	$98.20	$93.50	3.6%	5.0%
InterContinental	2	420	$123.37	$108.75	$133.01	$117.18	13.4%	13.5%
Independent	2	317	$70.01	$63.87	$79.29	$80.08	9.6%	-1.0%
Marriott	28	4,975	$94.36	$92.51	$98.59	$92.53	2.0%	6.5%
Radisson	4	859	$56.45	$44.39	$60.95	$53.60	27.2%	13.7%
Starwood	5	1,569	$81.65	$70.80	$93.62	$81.85	15.3%	14.4%

Total Portfolio	66	13,322	$89.76	$82.59	$94.33	$85.50	8.7%	10.3%

NOTE: The above pro forma table assumes the 66 hotel properties owned and included in continuing operations as of December 31, 2006 were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC.
Pro Forma Hotel Operating Profit by Region
(In Thousands)
(Unaudited)

			Three Months Ended				Twelve Months Ended				Percent Change in
			December 31,				December 31,				Hotel Operating Profit
Region	Number of Hotels	Number of Rooms	2006	% Total	2005	% Total	2006	% Total	2005	% Total	Quarter	YTD
Pacific (1)	10	2,723	$8,700	21.1%	$7,307	19.7%	$35,064	20.7%	$32,993	21.2%	19.1%	6.3%
Mountain (2)	5	869	$2,832	6.9%	$2,085	5.6%	$11,725	6.9%	$9,867	6.3%	35.8%	18.8%
West North Central (3)	3	690	$2,152	5.2%	$1,947	5.2%	$9,201	5.4%	$8,017	5.2%	10.5%	14.8%
West South Central (4)	5	987	$2,760	6.7%	$1,877	5.0%	$10,042	5.9%	$8,445	5.4%	47.0%	18.9%
East North Central (5)	8	1,628	$4,823	11.7%	$4,001	10.8%	$20,709	12.2%	$18,003	11.6%	20.5%	15.0%
East South Central (6)	2	236	$634	1.5%	$602	1.6%	$3,151	1.9%	$3,080	2.0%	5.3%	2.3%
Middle Atlantic (7)	4	853	$2,024	4.9%	$1,503	4.0%	$8,536	5.0%	$6,403	4.1%	34.7%	33.3%
South Atlantic (8)	27	5,036	$17,051	41.3%	$17,967	48.3%	$69,995	41.3%	$68,261	43.9%	-5.1%	2.5%
New England (9)	2	300	$309	0.7%	$(116)	-0.3%	$853	0.5%	$455	0.3%	366.4%	87.5%

Total Portfolio	66	13,322	$41,285	100.0%	$37,173	100.0%	$169,276	100.0%	$155,524	100.0%	11.1%	8.8%

(1)	Includes Alaska and California

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, and North Carolina

(9)	Includes Massachusetts

NOTE: The above pro forma table assumes the 66 hotel properties owned and included in continuing operations as of December 31, 2006 were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
55 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT DECEMBER 31, 2006 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:

HOTEL OPERATING PROFIT (EBITDA) MARGIN:

4th Quarter 2006	26.14%
4th Quarter 2005	24.08%

Variance	2.06%

HOTEL OPERATING PROFIT (EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.38%
Food & Beverage and Other Departmental	0.47%
Administrative & General	0.18%
Sales & Marketing	0.22%
Hospitality	-0.09%
Repair & Maintenance	0.51%
Energy	0.70%
Franchise Fee	-0.45%
Management Fee	0.00%
Incentive Management Fee	0.19%
Insurance	-0.16%
Property Taxes	0.01%
Leases/Other	0.12%

Total	2.06%

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(In Thousands)
(Unaudited)
ALL 66 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF DECEMBER 31, 2006:

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Year End
2005
Total Hotel Revenue	129,114	145,211	140,148	150,358	564,832
Hotel EBITDA	35,652	43,730	38,969	37,173	155,524
Hotel EBITDA Margin	27.6%	30.1%	27.8%	24.7%	27.5%

2006
Total Hotel Revenue	142,436	159,780	148,420	158,441	609,077
Hotel EBITDA	37,517	48,740	41,734	41,285	169,276
Hotel EBITDA Margin	26.3%	30.5%	28.1%	26.1%	27.8%

NOTE: The above pro forma table assumes that the 66 hotel properties owned and included in continuing operations as of December 31, 2006 were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
66 Core Hotels

		2004				2005				2006				2007
		Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Doubletree Suites Columbus	194	x	x	x
Embassy Suites East Syracuse	215	x	x	x
Embassy Suites Phoenix Airport	229		x	x	x
Sheraton Bucks County	187			x	x	x	x
Hyatt Regency Orange County	654				x											x	x
Hampton Inn Mall of Georgia	92					x	x
Radisson Milford	173					x	x		x	x
Hampton Inn Terre Haute	112					x	x	x
Hampton Inn Evansville	141					x	x	x
Hilton St. Petersburg Bayfront	333					x	x	x
Courtyard Bloomington	117					x	x	x
Courtyard Columbus Tipton Lakes	90					x	x	x					x
Residence Inn Evansville	78					x	x	x					x	x
Residence Inn Salt Lake City	144						x
Hilton Fort Worth	294						x	x	x	x
Residence Inn Palm Desert	130							x	x
Historic Inns of Annapolis	124							x	x	x	x
Embassy Suites Houston	150								x	x
Radisson Rockland	127								x	x
Residence Inn San Diego Sorrento Mesa	150								x	x
Hilton Nassau Bay — Clear Lake	243								x	x
Crowne Plaza Beverly Hills	260								x	x
Radisson City Center — Indianapolis	371								x	x					x	x
Sheraton Minneapolis West	222								x	x	x
Embassy Suites West Palm Beach	160								x	x	x
Residence Inn Fairfax Merrifield	159										x
Courtyard Crystal City Reagan Airport	272										x	x
Courtyard Palm Desert	151											x
SpringHill Suites Kennesaw	90											x	x
SpringHill Suites Jacksonville	102											x	x
Courtyard Atlanta Alpharetta	154											x	x
Sea Turtle Inn Jacksonville	193											x	x	x	x	x	x
SpringHill Suites BWI Airport	133												x	x
SpringHill Suites Centreville	136												x	x
SpringHill Suites Gaithersburg	162												x	x
Courtyard Overland Park	168												x	x
Hilton Santa Fe	157												x	x			x
Marriott at Research Triangle Park	225													x			x
Marriott Crystal Gateway	697													x			x
Hilton Garden Inn Jacksonville	119													x	x
Homewood Suites Mobile	86														x	x
Hyatt Dulles	316														x	x	x
JW Marriott San Francisco	338														x	x	x
Embassy Suites Las Vegas Airport	220															x	x
Embassy Suites Philadelphia Airport	263															x	x
Embassy Suites Walnut Creek	249															x	x
Hilton Minneapolis Airport	300															x	x
Sheraton San Diego Mission Valley	260															x	x
Westin O’Hare	525															x	x
Sheraton Anchorage	375																x
Residence Inn Lake Buena Vista	210																x
Courtyard Louisville Airport	150																x
SpringHill Suites Charlotte	136																x
SpringHill Suites Raleigh Airport	120																x
SpringHill Suites Mall of Georgia	96
Hampton Inn Lawrenceville	86
Courtyard Ft. Lauderdale Weston	174
Courtyard Foothill Ranch Irvine	156
Embassy Suites Austin Arboretum	150
Embassy Suites Dallas Galleria	150
Embassy Suites Dulles Int’l	150
Embassy Suites Flagstaff	119
Fairfield Inn and Suites Kennesaw	87
Crowne Plaza La Concha — Key West	160
Radisson Hotel MacArthur Airport	188
Residence Inn Orlando Sea World	350

Ashford Hospitality Trust, Inc.
Debt Summary
As of December 31, 2006
(in millions)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt
$487.1 million mortgage note payable secured by 32 hotel properties, matures between July 1, 2015 and February 1, 2016, at an average interest rate of 5.41%	$487.1	$—	$487.1
$211.5 million term loan secured by 16 hotel properties, matures between December 11, 2014 and December 11, 2015, at an average interest rate of 5.73%	211.5	—	211.5
$150.0 million secured credit facility secured by 9 hotel properties, matures August 16, 2008, at an interest rate of LIBOR plus a range of 1.6% to 1.85% depending on the loan-to-value ratio	—	25.0	25.0
$100.0 million secured credit facility secured by 6 mezzanine notes receivable, matures December 23, 2008, at an interest rate of LIBOR plus a range of 1.5% to 2.75% depending on the loan-to-value ratio and collateral pledged	—	—	—
$47.5 million secured credit facility secured by 1 hotel property, matures October 10, 2008, at an interest rate of LIBOR plus 1.0% to 1.5% depending on the outstanding balance	—	—	—
Mortgage note payable secured by one hotel property, matures December 1, 2017, at an interest rate of 7.24% through December 31, 2007 and 7.39% thereafter	52.6	—	52.6
Mortgage note payable secured by one hotel property, matures December 8, 2016, at an interest rate of 5.81%	101.0	—	101.0
Mortgage note payable secured by seven hotel properties, matures December 11, 2009, at an interest rate of LIBOR plus 1.72%	—	212.0	212.0

Total Debt Excluding Premium	$852.2	$237.0	$1,089.2

Mark-to-Market Premium			2.0

Total Debt Including Premium			$1,091.2

Percentage of Total	78.24%	21.76%	100.00%

Weighted Average Interest Rate at December 31, 2006			5.93%